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                                                                   EXHIBIT 10.26
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THE IOWA STATE BAR ASSOCIATION   ISBA # 02                                        FOR THE LEGAL EFFECT OF THE USE OF
Official Form No. 165                                                              THIS FORM, CONSULT YOUR LAWYER




Preparer
Information Diane M. Davidson, Esq., 699 Walnut St., Ste. 1700, Des Moines, IA 50309-3945               (515) 362-3607
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            Individual's Name            Street Address            City                                      Phone
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                                                                                                    SPACE ABOVE THIS LINE
                              REVISED AND RESTATED                                                            FOR RECORDER
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[LOGO]    LEASE-BUSINESS PROPERTY - SHORT FORM

     NOTE: This Lease-Business Property - Short Form supersedes the December 31, 1997 Lease-Business Property - Short Form and the First, Second and Third Amendments to same.

THIS AGREEMENT, made and entered into this 28th day of May, 1998, by and between

AmerUs Properties, Inc.
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("Landlord"), whose address, for the purpose of this lease, is:

699 Walnut Street, Suite 1700
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(Street and Number)

Des Moines, Iowa    50309-3945
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(City)                         (State)                                (Zip Code)

and AmerUs Life Holdings, Inc.
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("Tenant"), whose address for the purpose of this lease is:


699  Walnut Street, Suite 2000
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(Street and Number)
Des Moines, Iowa   50309
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(City)                          (State)                               (Zip Code)

     The parties agree as follows:

     1. PREMISES AND TERM. Landlord leases to Tenant the following real estate, situated in Polk County, Iowa: Space in The Hub Tower as follows:
              Effective May 1, 1998:                               Monthly
                 Thirteenth Floor         500 rentable sq.ft.      Rental:
                 Seventeenth Floor     15,518 rentable sq.ft.
                 Nineteenth Floor       3,190 rentable sq.ft.
                 Twentieth Floor       15,518 rentable sq.ft;   $   59,537.79

              Effective July, 1998 the addition of:
                 Third Floor           19,603 rentable sq.ft.
                 Fourteenth Floor      15,518 rentable sq.ft.   $   57,397.73
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     For a New Total Monthly Rent Effective July 1, 1998 of:    $  116,935.52

together with all improvements thereon, and all rights, easements and appurtenances thereto belonging, for a term beginning on the 1st day of May, 1998, and ending on the 31st day of December, 2007 upon the condition that Tenant performs as provided in this lease.


     2. RENT. Tenant agrees to pay Landlord as rent $ (See amounts listed above) per month, in advance commencing on the 1st day of May 1998 and on the 1st day of each month thereafter, during the term of this lease. Rent for any partial month shall be prorated as additional rent above monthly rental is calculated at $17.50 per square foot per annum plus the amortized cost of tenant improvements.

     All sums shall be paid at the address of Landlord, or at such other place as Landlord may designate in writing. Delinquent payments shall draw interest at 12 % per annum.

     3. POSSESSION. Tenant shall be entitled to possession on the first day of the lease term, and shall yield possession to Landlord at the termination of this lease. SHOULD LANDLORD BE UNABLE TO GIVE POSSESSION ON SAID DATE, TENANT'S ONLY DAMAGES SHALL BE A PRO RATA ABATEMENT OF RENT.

     4. USE. Tenant shall use the premises only for
                    general office and related business use.
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     5. CARE AND MAINTENANCE. (a) Tenant takes the premises as is, except as herein provided. (b) Landlord shall keep the following in good repair: (roof) (exterior walls) (foundation)(sewer)(plumbing)(heating)(wiring)(air conditioning)(plate glass) (windows and window glass) (parking area) (driveways) (sidewalks) (exterior decorating) (interior decorating)
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except when the same area occasioned by the misuse of negligence of Tenant, its agents, employees or invitees. Landlord shall not be liable for failure to make any repairs or replacements unless Landlord fails to do so within a reasonable time after written notice from Tenant.
     (c) Tenant shall maintain the premises in a reasonable safe, serviceable, clean and presentable condition, and except for the repairs and replacements provided to be made by Landlord in subparagraph (b) above, shall make all repairs, replacements and improvements to the premises. INCLUDING ALL CHANGES, ALTERATIONS OR ADDITIONS ORDERED BY ANY LAWFULLY CONSTITUTED GOVERNMENT AUTHORITY DIRECTLY RELATED TO TENANT'S USE OF THE PREMISES. Tenant shall make no structural changes or alterations without the prior written consent of Landlord. Unless otherwise provided, and if the premises include the ground floor, Tenant agrees to remove all snow and ice and other obstructions from the sidewalk on or abutting the premises.




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     6. UTILITIES AND SERVICES. Landlord shall pay for all utilities and services which may be used on the premises, except the following to be furnished by Tenant:

Communications Systems
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Landlord shall not be liable for damages for failure to perform as herein provided, or for any stoppage for needed repairs or for improvements or arising from causes beyond the control of Landlord, provided Landlord uses reasonable diligence to resume such services.

     7. SURRENDER. Upon the termination of this lease, Tenant will surrender the premises to Landlord in good and clean condition, except for ordinary wear and tear or damage without fault or liability of Tenant. Continued possession, beyond the term of this Lease and the acceptance of rent by Landlord shall constitute a month-to-month extension of this lease.

     8. ASSIGNMENT AND SUBLETTING. No assignment or subletting, either voluntary or by operation of law, shall be effective without the prior written consent of Landlord, which consent shall not unreasonably be withheld. Landlord acknowledges that 445 rentable square feet of premises will be occupied by Tenant's parent, Amerus Group Co.

     9. PROPERTY INSURANCE. (a) Tenant will not do or omit the doing of any act which would invalidate any insurance, or increase the insurance rates in force on the promises. (b) To the extent of all insurance collectible for damage to property, and to the extent permitted by their respective policies of fire and extended coverage insurance, each party hereby waives rights of subrogation against the other, regardless of fault.

     10. INDEMNITY AND LIABILITY INSURANCE. Except for any negligence of Landlord, Tenant will protect, defend, and indemnify Landlord from and against any and all loss, costs, damage and expenses occasioned by, or arising out of, any accident or other occurrence causing or inflicting injury or damage to any person or property, happening or done in, upon or about the promises, or due directly or indirectly to the tenancy, use or occupancy thereof, or any part thereof by Tenant or any person claiming through or under Tenant. Tenant will procure and maintain liability insurance in amounts not less than $ l,000,000.00 for any person injured, $2,000,000.00 for any one accident, which names Landlord as an insured.

     11. DAMAGE. In the event of damage to the premises, so that Tenant is unable to conduct business on the premises, this lease may be terminated at the option of either party. Such termination shall be affected by notice of one party to the other within twenty days after such notice, and both parties shall thereafter be released from all future obligations hereunder.

     12. MECHANICS' LIENS. Neither Tenant, nor anyone claiming by, through, or under Tenant, shall have the right to file any mechanic's lien against the premises. Tenant shall give notice in advance to all contractors and subcontractors who may furnish, or agree to furnish, any material, service or labor for any improvement on the premises.

     13. TERMINATION UPON DEFAULT OF TENANT. Upon default in payment of rent, abandonment of the premises, or upon any other default by Tenant of the terms of this lease, this lease may, at the option of Landlord, and without prejudice to any other rights or remedies afforded Landlord by law, be cancelled and forfeited; PROVIDED, HOWEVER, before any such cancellation and forfeiture, Landlord shall give Tenant notice specifying the default, or defaults, and stating that this Lease will be cancelled and forfeited ten days after notice, unless such default or defaults are remedied within such period.

     14. SIGNS. Landlord, during the last ninety (90) days of this lease, shall have the right to maintain on the premises either or both a "For Rent" or "For Sale" sign. Tenant will permit prospective tenants or buyers to enter and examine the premises.

     15. NOTICES AND DEMANDS. All notices shall be given to the parties hereto at the addresses designated unless either party notifies the other, in writing, of a different address. Without prejudice to any other method of notifying a party in writing or making a demand or other communication, such notice shall be considered given under the terms of this lease when it is deposited in the U.S. Mail, registered or certified, properly addressed, return receipt requested, and postage prepaid.

     16. PROVISIONS BINDING. Each and every covenant and agreement herein contained shall extend to and be binding upon the respective successors, heirs, administrators, executors and assigns of the parties hereto.

     17. ADDITIONAL PROVISIONS. Within ten (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written statement certifying that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; the amount of rent and the date to which rent has been paid in advance; and that Landlord is not in default hereunder or if Landlord is in default, stating the nature of the claimed default. Any such statement may be relied upon by a purchaser or lender.


AmerUs Properties, Inc.                 AmerUs Life Holdings, Inc.
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LANDLORD                                TENANT


By:  /s/ James A. McClarnon             By: /s/ Gene Harris
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         James A. McClarnon                Printed name: Gene Harris
                                           Title: Senior Vice President